UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 20, 2008

GOENERGY, INC.

 (Exact name of registrant as specified in its charter)

Delaware	1041	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

# 2129 - 4951 Netarts Highway West Tillamook Oregon 97141 - 9467
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (604) 961-8878

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors

Resignation of Director

On March 20, 2008, James Michael Stewart resigned from his position as a director of GoEnergy, Inc. (the “Company”), a Delaware corporation.  Mr. Stewart’s resignation was not due to a disagreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

GOENERGY, INC

/s/ Strato Malamas
President, Chief Executive Officer

Date: May 27, 2008